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                                                                  Exhibit 23.1


                             CONSENT OF INDEPENDENT
                          CERTIFIED PUBLIC ACCOUNTANTS


Med/Waste, Inc. and Subsidiaries
Miami, Florida


      We hereby consent to the incorporation by reference in the Prospectus constituting a part of this Registration Statement of our report dated March 8, 1996, relating to the consolidated financial statements of Med/Waste, Inc. and Subsidiaries appearing in the Company's Annual Report on Form 10-KSB for the year ended December 31, 1995.

      We also consent to the reference to us under the caption "Experts" in the Prospectus.


                                           /s/ BDO Seidman, LLP
                                           -----------------------
                                           BDO Seidman, LLP


Miami, Florida
July 8, 1996